SETTLEMENT AGREEMENT
                                       AND
                          MUTUAL RELEASE OF ALL CLAIMS

         THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS ("Settlement") is entered into by and between Westmark Mortgage Corporation, a California corporation, Westmark Group Holdings, Inc., a Delaware corporation, hereinafter collectively referred to as "Westmark," and Household Financial Services, Inc., Household Commercial Financial Services, Inc., hereinafter collectively referred to as "Household," on the 2nd day of August, 2000, and is made with reference to the following:

                                    Recitals:

         WHEREAS, Westmark and Household previously entered into various written agreements including, but not limited to, Revolving Credit Agreement, Revolving Credit Note, Guaranty, Security Agreement, Financing Statements, Continuing Loan Purchase Agreement, amendments or modifications to such agreements and related collateral documents, hereinafter collectively referred to as "Agreements"; and

         WHEREAS, Westmark and Household mutually desire to settle and resolve any and all disputes, claims, debts, damages, accounts, obligations and demands between the parties arising out of or pertaining to the Agreements.

         NOW, THEREFORE, in consideration of the terms and conditions set forth below, Westmark and Household mutually covenant and agree as follows.

         1. Upon execution of this Settlement, Westmark will release to Household all mortgage loan files and documents relating to the existing Westmark loan portfolio financed by Household pursuant to the Agreements.

         2. Westmark waives any and all right, title, claim or interest in and to said loan portfolio or the proceeds thereof, save and except for principal and interest that shall accrue through July 31, 2000, regarding loans serviced and owned by Westmark which are currently financed by Household. Such payments shall remain the property of and be paid to Westmark. Subsequent payments which are the property of Household shall immediately be forwarded to Household in the event of receipt by Westmark.

         3. Westmark will assist Household with regard to the liquidation of the loan portfolio, as reasonably requested by Household.

         4. Westmark and Household will prepare an accounting with respect to the stems of the loan portfolio and reserve account through August 1, 2000.

         5. Subject to the performance of the terms and conditions contained in this Settlement by Household, Westmark hereby forever releases and discharges Household, and its officers, directors, shareholders, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns of and front any and all claims, rights, duties, obligations, debts, liabilities, damages, injuries, actions and causes of action of every kind and nature, whether in law or in equity, or whether for contractual, compensatory or punitive damages, foreseen and unforeseen, contingent and actual, liquidated and unliquidated, suspected and unsuspected, disclosed and undisclosed. Whether direct or by way of indemnity, contribution or otherwise, arising out of or relating to the Agreements, any other prior agreements written or oral, between or among the parties or any other claim Westmark ever had, now has, arid hereafter can, shall or may have against Household for any matter, cause or thing whatsoever to the date of this Settlement.

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

         6. Subject to the performance of the terms and conditions contained in this Settlement by Westmark, Household herby forever releases an discharges Westmark, and its officers, directors, shareholders, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns of and from any and all claims, rights, duties, obligations, debts, liabilities, damages, injuries, actions and causes of action of every kind and nature, whether in law or in equity, or whether for contractual, compensatory or punitive damages, foreseen and unforeseen, contingent and actual, liquidated and unliqidated, suspected and unsuspected, disclosed and undisclosed, whether direct or by way if indemnity, contribution or otherwise, arising out of or relating to the Agreements, any other prior agreements, written or oral, between or among the parties or any other claim Household ever had, now has, and hereafter can, shall or may have against Westmark for any matter, cause of thing whatsoever to the date of this Settlement. Provided, however, that Westmark Mortgage Corporation shall not be released from any act or omission relating or pertaining to servicing of mortgage loans by Westmark Mortgage Corporation during the period of servicing and for any loan payments received by Westmark Mortgage Corporation on or after August 1, 2000 for loans serviced and owned by Westmark Mortgage Corporation prior to August 1, 2000.

         7. The provisions contained in this Settlement constitute a compromise of disputed issuers. This Settlement shall not in any way be construed as an admission by either party or any unlawful, wrongful or invalid act.

         8. Westmark and Household represent that all requisite corporation action has been taken to authorize the execution, delivery and performance by each party to this Settlement. This Settlement is the legal, valid and binding obligation of each party enforceable against each party in accordance with its terms, subject as to enforcement only as to applicable bankruptcy, insolvency, reorganization moratorium and other similar laws of general application relating to or affecting the rights of creditors generally and to general equitable principals. This Settlement does not violate any agreement or contract to which either party is a party hereto.

         9. Each party hereto agrees to execute, acknowledge, and/or deliver any and all documents reasonably necessary to carry out and perform its obligations hereunder.

         10. This Settlement contains the entire settlement an understanding between the parties as to the settlement of all claims and supersedes and replaces all prior settlement negotiations and proposed agreements, written or oral. The parties hereto acknowledge that not other party or agent or attorney or any other party has made any promise, representation or warranty whatsoever, express or implied, not contained in this Settlement concerning the subject matter hereof to induce either party to enter into this Settlement, and each party acknowledges that it has not executed this Settlement in reliance upon any such promise, representation or warranty not contained herein.

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

         11. Every provision of this Settlement is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a tribunal of omnipresent jurisdiction, such illegality or invalidity shall not effect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

         12. The waiver, either expressed or implied, by any party hereto of any term or condition of this Settlement, shall not constitute a relinquishment by said party of its right to enforce the term or condition of any later due date unless this Settlement is amended in writing to so provide for an unconditional waiver.

         13. Prior to the execution of this Settlement and any other documents to which reference is made herein, each party has fully understood and carefully read all of the provisions of this Settlement. Each party has consulted with or had the opportunity to consult with legal counsel of its own choice concerning the terms and conditions of this Settlement and such other related documents and each party to this Settlement is voluntarily entering into this Settlement.

         14. This Settlement may be executed in any number of original counterparts. Any such counterpart, when executed shall constitute an original of this Settlement, and all counterparts together shall constitute one and the same Settlement.

         15. No waiver, modification or amendment of any term, condition or provision of this Settlement shall be valid or have any force or effect unless made in writing and signed by the parties against whom was the waive, modification or amendment asserted.

         16. This Settlement shall be governed by and interpreted according to the laws of the State of Florida.

         17. None of the parties hereto, nor their respective counsel, shall be deemed the drafter of this Settlement for the purposes of construing the provision hereof. The language in all parts of this Settlement shall in all cases be construed according to its fair meaning, not strictly for or against any party hereto.

         18. In the event of any litigation arising out of this agreement or the enforcement thereof, the prevailing party shall be entitled to reasonable attorneys fees in addition to any other relief provided by law.

IN WITNESS WHEREOF, the parties have executed this Settlement as of the date first stated above.

WESTMARK MORTGAGE CORPORATION

By: /s/
   ----------------------------------

Its:
    ---------------------------------

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




WESTMARK GROUP HOLDINGS, INC.

By: /s/
    ------------------------------

Its:
    ------------------------------



HOUSEHOLD FINANCIAL SERVICES, INC.

By: /s/
    ---------------------------------


Its:
    ---------------------------------



HOUSEHOLD COMMERCIAL FINANCE SERVICES, INC.

By: /s/
    ---------------------------------


Its:
    ---------------------------------



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